SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2002

HUMBOLDT BANCORP

(Exact name of registrant as specified in its charter)

California	0-27784	93-1175446

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2440 6th Street, Eureka, California 95502; 707-445-3233
(Address and telephone number of principal executive offices)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT 99.1

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

99.1	Definitive Humboldt Bancorp slide presentation used at the Keefe, Bruyette, & Woods Community Bank Investor Conference held in New York, New York on July 24, 2002 furnished pursuant to Item 9.

Item 9. Regulation FD Disclosure.

     On July 24, 2002, Humboldt Bancorp management made a presentation about the Company’s recent progress, strategic initiatives and financial performance at the Keefe, Bruyette, & Woods Community Bank Investor Conference in New York City. As disclosed in a prior press release, Humboldt’s presentation and information was available at Keefe, Bruyette, and Woods’ website. A copy of the definitive slide presentation is attached as an exhibit hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2002	HUMBOLDT BANCORP, a California Corporation

/s/ Patrick J. Rusnak

Patrick J. Rusnak, Chief Financial Officer

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